SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 26, 2006


                               Delta Mutual, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                Delaware                                  000-30563
      ----------------------------                ------------------------
      (State or other jurisdiction                (Commission File Number)
            of incorporation)


   111 North Branch Street, Sellersville, Pennsylvania            18960
   ---------------------------------------------------          ----------
         (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (215) 258-2800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))



--------------------------------------------------------------------------------

Item 3.02. Unregistered Sales of Equity Securities

The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.

                                                                           Principal     Total Offering Price/
     Date                   Title and Amount              Purchaser       Underwriter   Underwriting Discounts
--------------------------------------------------------------------------------------------------------------
June 26, 2006           100,000 shares of common      Private investor         NA            $5,000/500
                        stock
--------------------------------------------------------------------------------------------------------------
June 26, 2006           560,000 shares of common      Private investor         NA            $28,000/NA
                        stock issued upon the
                        conversion of $28,000
                        principal amount of a
                        promissory note
--------------------------------------------------------------------------------------------------------------
June 27, 2006           2,300,992 shares of common    Private investor         NA            $115,050/NA
                        stock issued upon the
                        conversion of a promissory
                        note in the remaining
                        principal amount of
                        $104,000(including all
                        accrued interest)
--------------------------------------------------------------------------------------------------------------
June 27, 2006           200,000 shares of common      Private investor         NA          $10,000/$1,000
                        stock
--------------------------------------------------------------------------------------------------------------

The issuances of common stock to consultants are viewed as exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), under section 4(2) thereof, as transactions not involving any public offering. The private placements of the Company's common stock to individual U.S. investors, and the offerings of notes, convertible notes and shares upon conversion of notes, to U.S. investors, are viewed as exempt under the provisions of Rule 506 of Regulation D under the Securities Act.



--------------------------------------------------------------------------------

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Delta Mutual, Inc.


Date: June 29, 2006              By: /s/ Peter F. Russo
                                     -------------------------------------
                                     Peter F. Russo,
                                     President and Chief Executive Officer



--------------------------------------------------------------------------------
                                     Page 3